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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

New Mountain Finance Corporation
(Name of Registrant as Specified In Its Charter)
New Mountain Finance Holdings, L.L.C.
(Name of Registrant as Specified In Its Charter)
New Mountain Finance AIV Holdings Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

New Mountain Finance Corporation
New Mountain Finance Holdings, L.L.C.
New Mountain Finance AIV Holdings Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019

April 2, 2013

Dear Stockholder or Unit Holder:

        You are cordially invited to attend the 2013 Joint Annual Meeting ("Annual Meeting") of stockholders of New Mountain Finance Corporation ("NMFC"), unit holders of New Mountain Finance Holdings, L.L.C. ("NMF Holdings") and stockholders of New Mountain Finance AIV Holdings Corporation ("AIV Holdings") to be held on May 6, 2013 at 9:30 a.m., Eastern Time, at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036.

        The notice of the Annual Meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, (i) the stockholders of NMFC will be asked to elect two directors to the board of directors of NMFC; (ii) the stockholders of AIV Holdings will be asked to elect two directors to the board of directors of AIV Holdings; and (iii) the stockholders of each of NMFC and AIV Holdings, voting on a pass-through basis, and the unit holders of NMF Holdings will be asked to elect two directors to the board of directors of NMF Holdings.

        It is important that your voting securities be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy cards and promptly return them in the envelope provided, vote your voting securities by telephone, or vote via the internet. Your vote is important.

Sincerely yours,
Robert A. Hamwee Chief Executive Officer

Important Notice Regarding the Availability of NMFC's, AIV Holdings' and NMF Holdings' Joint Proxy Materials for the Annual Meeting to Be Held on May 6, 2013.

        NMFC's, AIV Holdings' and NMF Holdings' joint proxy statement is available on the internet at http://www.newmountainfinance.com.

        The following information applicable to the Annual Meeting may be found in NMFC's, AIV Holdings' and NMF Holdings' joint proxy statement and accompanying proxy cards:

  •
  The date, time and location of the annual meeting;

  •
  A list of the matters intended to be acted on and our recommendations regarding those matters;

  •
  Any control/identification numbers that you need to access your proxy card(s); and

  •
  Information about attending the meeting and voting in person.

New Mountain Finance Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2013

To the Stockholders of New Mountain Finance Corporation:

        A meeting (the "Annual Meeting") of stockholders of New Mountain Finance Corporation ("NMFC") will be held at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036 at 9:30 a.m., Eastern Time, for the following purposes:

  1.
  To elect two directors to the boards of directors of NMFC and, voting on a pass-through basis, of New Mountain Finance Holdings, L.L.C. ("NMF Holdings"), who will serve for a term of three years, or until their successors are duly elected and qualify; and

  2.
  To transact such other business as may properly come before the Annual Meeting.

        You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 21, 2013. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or register your vote by telephone or through the internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by NMFC.

By Order of the Board of Directors,
Paula A. Bosco Corporate Secretary

New York, New York
April 2, 2013

        This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

New Mountain Finance Holdings, L.L.C.
787 Seventh Avenue, 48th Floor
New York, NY 10019

NOTICE OF ANNUAL MEETING OF UNIT HOLDERS
TO BE HELD ON MAY 6, 2013

To the Unit Holders of New Mountain Finance Holdings, L.L.C.:

        A meeting (the "Annual Meeting") of unit holders of New Mountain Finance Holdings, L.L.C. ("NMF Holdings") will be held at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036 at 9:30 a.m., Eastern Time, for the following purposes:

  1.
  To elect two directors to the board of directors of NMF Holdings who will serve for a term of three years; or until their successors are duly elected and qualify; and

  2.
  To transact such other business as may properly come before the Annual Meeting.

        You have the right to receive notice of and to vote at the Annual Meeting if you were a unit holder of record at the close of business on March 21, 2013. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or register your vote by telephone or through the internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by NMF Holdings.

By Order of the Board of Directors,
Paula A. Bosco Corporate Secretary

New York, New York
April 2, 2013

        This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your units by telephone, or vote via the internet. Even if you vote your units prior to the Annual Meeting, you still may attend the Annual Meeting and vote your units in person.

New Mountain Finance AIV Holdings Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2013

To the Stockholders of New Mountain Finance AIV Holdings Corporation:

        A meeting (the "Annual Meeting") of stockholders of New Mountain Finance AIV Holdings Corporation ("AIV Holdings") will be held at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036 at 9:30 a.m., Eastern Time, for the following purposes:

  1.
  To elect two directors to the boards of directors of AIV Holdings and, voting on a pass-through basis, of New Mountain Finance Holdings, L.L.C. ("NMF Holdings"), who will serve for a term of three years; or until their successors are duly elected and qualify; and

  2.
  To transact such other business as may properly come before the Annual Meeting.

        You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 21, 2013. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or register your vote by telephone or through the internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by AIV Holdings.

By Order of the Board of Directors,
Paula A. Bosco Corporate Secretary

New York, New York
April 2, 2013

        This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

New Mountain Finance Corporation
New Mountain Finance Holdings, L.L.C.
New Mountain Finance AIV Holdings Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019

JOINT PROXY STATEMENT

2013 Joint Annual Meeting
of Stockholders of New Mountain Finance Corporation
of Unit Holders of New Mountain Finance Holdings, L.L.C.
and of Stockholders of New Mountain Finance AIV Holdings Corporation

        This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the boards of directors of New Mountain Finance Corporation ("NMFC"), New Mountain Finance Holdings, L.L.C. ("NMF Holdings") and New Mountain Finance AIV Holdings Corporation ("AIV Holdings" and together with NMFC and NMF Holdings, the "New Mountain Finance Entities") for use at the New Mountain Finance Entities' Joint Annual Meeting (the "Annual Meeting") to be held on May 6, 2013, at 9:30 a.m., Eastern Time at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, and at any postponements or adjournments thereof. This Joint Proxy Statement, the notices of the Annual Meeting and the accompanying proxy card(s) are first being sent to stockholders of NMFC and AIV Holdings and unit holders of NMF Holdings on or about April 2, 2013.

        We encourage you to vote your shares of NMFC's or AIV Holdings' common stock or common membership units ("units") of NMF Holdings (collectively, the "Voting Securities"), either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your Voting Securities). If you properly sign and date the accompanying proxy card(s), or otherwise provide voting instructions, either via the internet or by telephone, and the applicable New Mountain Finance Entity receives it in time for the Annual Meeting, the persons named as proxies will vote the Voting Securities registered directly in your name in the manner that you specified. If you give no instructions on the proxy card(s), the Voting Securities covered by the proxy card will be voted "FOR" the matters listed in this Joint Proxy Statement.

        If you are a stockholder or unit holder "of record" (i.e., you hold Voting Securities directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, American Stock Transfer & Trust Company, LLC, in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Please send your notification to American Stock Transfer & Trust Company, LLC, c/o Proxy Services, 6201 15th Avenue, Brooklyn, New York 11219, and submit a properly executed, later-dated proxy or vote in person at the Annual Meeting. Any stockholder or unit holder of record attending the Annual Meeting may vote in person whether or not he or she has previously voted his or her Voting Securities. If your Voting Securities are held for your account by a broker, bank or other institution or nominee ("Broker Securities"), you may vote such securities at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting.

        Stockholders or unit holders of record may also vote either via the internet or by telephone. Specific instructions to be followed by stockholders or unit holders of record interested in voting via the internet or the telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the voter's identity and to allow stockholders or unit holders to vote their Voting Securities and confirm that their instructions have been properly recorded.

Purpose of Annual Meeting

At the Annual Meeting:

        1.     The stockholders of NMFC will be asked to elect two directors to the board of directors of NMFC, who will serve for a term of three years, or until their successors are duly elected and qualify;

        2.     The stockholders of AIV Holdings will be asked to elect two directors to the board of directors of AIV Holdings, who will serve for a term of three years, or until their successors are duly elected and qualify;

        3.     The stockholders of each of NMFC and AIV Holdings, voting on a pass-through basis, and the unit holders of NMF Holdings will be asked to elect two directors of NMF Holdings, who will serve for a term of three years, or until their successors are duly elected and qualify; and

        4.     Such other business as may properly come before the Annual Meeting will be transacted.

Voting Securities

        Stockholders of NMFC may vote their shares, in person or by proxy, at the Annual Meeting only if such stockholders were stockholders of record at the close of business on March 21, 2013 (the "Record Date"). On the Record Date, there were 24,356,414 shares of the NMFC's common stock outstanding. Each share of NMFC's common stock is entitled to one vote.

        Unit holders of NMF Holdings may vote their units in person or by proxy, at the Annual Meeting only if such unit holders were unit holders of record on the Record Date. On the Record Date, there were 40,578,352 units of NMF Holdings outstanding. Each unit of NMF Holdings is entitled to one vote.

        Stockholders of AIV Holdings may vote their shares, in person or by proxy, at the Annual Meeting only if such stockholders were stockholders of record at the close of business on the Record Date. On the Record Date, there were 100 shares of AIV Holdings' common stock outstanding. Each share of AIV Holdings' common stock is entitled to one vote.

        NMFC and AIV Holdings are holding companies with no direct operations of their own, and their only business and sole assets are their respective ownership of units of NMF Holdings. As of the Record Date, NMFC and AIV Holdings owned approximately 60.0% and 40.0%, respectively, of the outstanding units of NMF Holdings. Stockholders of NMFC and AIV Holdings will vote on matters relating to NMF Holdings on a pass-through basis.

        Stockholders of NMFC and AIV Holdings may vote their proportionate share of NMF Holdings' units held by NMFC and AIV Holdings, respectively, on a pass-through basis, in person or by proxy, at the Annual Meeting only if such stockholders were stockholders of record on the Record Date. Each share of NMFC's common stock entitles the holder to vote one unit of NMF Holdings. On the Record Date, there were 100 shares of the AIV Holdings' common stock outstanding. Each share of AIV Holdings' common stock entitles the holder to vote 162,219.4 units of NMF Holdings.

Quorum Required

        A quorum of NMFC's and AIV Holdings' stockholders, and NMF Holdings' unit holders must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of (i) the holders of a majority of the shares of NMFC common stock outstanding on the Record Date, (ii) the holders of a majority of the shares of AIV Holdings common stock outstanding on the Record Date, and (iii) the holders of a majority of the membership units of NMF Holdings outstanding on the Record Date, will constitute a quorum. Abstentions will be treated as Voting Securities present for quorum purposes. Broker Securities for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the Voting Securities on certain proposals (which are considered "Broker Non-Votes" with respect to such proposals) will be treated as Voting Securities present for quorum purposes.

        If a quorum is not present at the Annual Meeting, the stockholders and unit holders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

        Election of Directors.    A nominee for director shall be elected to the board of directors of each New Mountain Finance Entity if the votes cast for such nominee's election exceed the votes cast against such nominee's election. If you vote "Withhold Authority" with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

        Additional Solicitation.    If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders and unit holders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

        Also, a vote may be taken on one or more of the proposals in this Joint Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.

Information Regarding This Solicitation

        The New Mountain Finance Entities will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Joint Proxy Statement, the accompanying Notices of Annual Meeting of Stockholders or Unit Holders and proxy card(s). We have requested that brokers, nominees, fiduciaries and other persons holding Voting Securities in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

        In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the New Mountain Finance Entities, NMF Holdings' investment adviser, New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"), or the New Mountain Finance Entities' administrator, New Mountain Finance Administration, L.L.C. (the "Administrator"), without special compensation therefor.

        Holders of Voting Securities may also provide their voting instructions by telephone or through the internet. These options require holders of Voting Securities to input the Control Number which is located on each proxy card. After inputting this number, holders of Voting Securities will be prompted to provide their voting instructions. Holders of Voting Securities will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or internet link. Holders of Voting Securities who vote via the internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

        If a holder of Voting Securities wishes to participate in the Annual Meeting, but does not wish to give a proxy by telephone or electronically, the holder of Voting Securities may still submit the proxy card originally sent with this Joint Proxy Statement or attend in person.

        Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder or unit holder in the same manner as the proxy being revoked and delivered to the New Mountain Finance Entities' proxy tabulator.

        The principal business address of both the Investment Adviser and the Administrator is 787 Seventh Avenue, 48th Floor, New York, NY 10019.

Control Persons and Principal Stockholders

        The following table sets forth information with respect to the beneficial ownership of NMFC's common stock, AIV Holdings' common stock and the units of NMF Holdings by:

  •
  each person known to the New Mountain Finance Entities to beneficially own 5.0% or more of the outstanding shares of NMFC's common stock, AIV Holdings' common stock or units of NMF Holdings;

  •
  each of NMFC's directors and each executive officer individually; and

  •
  all of NMFC's directors and executive officers as a group.

        Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and includes voting or investment power (including the power to dispose) with respect to the securities and assumes no other purchases or sales of securities since the most recently available Securities and Exchange Commission ("SEC") filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that the New Mountain Finance Entities have with respect to the present intent of the beneficial owners of the securities listed in the table below.

        Percentage of beneficial ownership below takes into account 24,356,414 shares of common stock of NMFC outstanding and 40,578,352 units of NMF Holdings outstanding, in each case as of the Record

Date. Unless otherwise indicated, the address for each listed holder is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, NY 10019.

				NMF Holdings' Units(1)
		NMFC Shares(1)
	Type of Ownership in NMFC(2)
Name		Number	Percentage	Number	Percentage
Beneficial Owners of More than 5.0%:
New Mountain Guardian AIV, L.P.(3)	Beneficial	16,221,938	40.0%	16,221,938	40.0%
New Mountain Investments III, L.L.C.(3)	Beneficial	16,221,938	40.0%	16,221,938	40.0%
New Mountain Finance AIV Holdings Corporation(3)	Beneficial	16,221,938	40.0%	16,221,698	40.0%
New Mountain Finance Corporation	N/A	—	*	24,356,414	60.0%
Ameriprise Financial, Inc.(4)	Direct	2,034,081	5.0%	2,034,081	5.0%
Executive Officers:
Paula A. Bosco	Direct	10,482	*	10,482	*
David M. Cordova	Direct	—	*	—	*
John R. Kline	Direct	12,800	*	12,800	*
Interested Directors:
Steven B. Klinsky(3)(5)	Direct and Beneficial	18,559,927	45.7%	18,559,927	45.7%
Robert A. Hamwee	Direct	102,750	*	102,750	*
Adam B. Weinstein	Direct	20,227	*	20,227	*
Independent Directors:
Albert F. Hurley, Jr.	Direct	15,056	*	15,056	*
David R. Malpass	Direct	62,411	*	62,411	*
David Ogens	Direct	12,391	*	12,391	*
Kurt J. Wolfgruber	Direct	16,817	*	16,817	*
All executive officers and directors as a group (10 persons)(3)	Direct and Beneficial	18,812,861	46.4%	18,812,861	46.4%

*
Represents less than 1.0%.

(1)
All units of NMF Holdings are held indirectly by the below-listed parties, other than units held by AIV Holdings and NMFC. Some or all of the units of NMF Holdings, other than units held by NMFC, can be exchanged at any time and from time to time on a one-for-one basis into shares of NMFC.

(2)
Direct holders of NMFC's common stock have voting power on a pass-through basis over the same number of units of NMF Holdings and, therefore, may be deemed to beneficially own such units of NMF Holdings.

(3)
Guardian AIV is the sole stockholder of AIV Holdings. AIV Holdings has the right to exchange its units of NMF Holdings for shares of NMFC's common stock on a one-for-one basis. If AIV Holdings chooses to exchange all of its units of NMF Holdings, AIV Holdings would receive 16,221,938 shares of NMFC's common stock. The general partner of Guardian AIV is New Mountain Investments III, L.L.C., of which Steven B. Klinsky is the managing member. New Mountain Investments III, L.L.C., as the general partner of Guardian AIV, has voting power on a pass-through basis as to its portion of units of NMF Holdings. In addition, because Guardian AIV owns all of the common stock of AIV Holdings, Guardian AIV may be deemed to beneficially own the units of NMF Holdings held by AIV Holdings. Mr. Klinsky, as the managing member of New Mountain Investments III, L.L.C., has voting power and decision making power over the disposition of the holdings of Guardian AIV on a pass-through basis. Mr. Klinsky may be deemed to beneficially own the direct or indirect holdings of Guardian AIV. Mr. Klinsky and New Mountain Investments III, L.L.C. expressly disclaim beneficial ownership of the above shares of NMFC common stock and the above units of NMF Holdings.

(4)
Such securities are held by certain investment vehicles controlled and/or managed by Ameriprise Financial, Inc. or its affiliates. The address for Ameriprise Financial, Inc. is 145 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

(5)
Mr. Klinsky directly owns 1,594,673 shares of NMFC's common stock. The Steven B. Klinsky Trust directly owns 99,246 shares of NMFC's common stock. The Steven B. Klinsky Non-GST Exempt Trust holds 565,128 shares. New Mountain Guardian GP, L.L.C. directly owns 78,942 shares of NMFC's common stock and Mr. Klinsky is the sole owner of New Mountain Guardian GP, L.L.C.

        The following table sets forth the dollar range of NMFC equity securities, including units of NMF Holdings over which holders of NMFC's common stock have voting power that is beneficially owned by each of NMFC's directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Steven B. Klinsky	Over $100,000
Robert A. Hamwee	Over $100,000
Adam B. Weinstein	Over $100,000
Independent Directors:
Albert F. Hurley, Jr.	Over $100,000
David R. Malpass	Over $100,000
David Ogens(4)	Over $100,000
Kurt J. Wolfgruber	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $14.30 per share on the Record Date on the New York Stock Exchange ("NYSE").

(3)
The dollar range of equity securities beneficially owned are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000.

(4)
Mr. Ogens is the beneficial owner of a limited partnership interest in New Mountain Partners, L.P. and New Mountain Partners II, L.P. that is held by Ogens Family, Inc.

PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

        Pursuant to each of the New Mountain Finance Entities' governing documents, the boards of directors of each of the New Mountain Finance Entities are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualifies.

        Messrs. Alfred F. Hurley, Jr. and Robert A. Hamwee have each been nominated for election for a three year term expiring in 2016 to the boards of directors of each of the New Mountain Finance Entities. Messrs. Hurley and Hamwee have not been proposed for election pursuant to any agreement or understanding between Mr. Hurley or Mr. Hamwee and the New Mountain Finance Entities.

        A holder of Voting Securities can vote for or withhold his or her vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy "FOR" the election of each of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the boards of directors as a replacement. The boards of directors have no reason to believe that the persons named below will be unable or unwilling to serve.

THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS JOINT PROXY STATEMENT.

 Information about the Nominees and Directors

        As described below under "Committees of the Board of Directors—Nominating and Corporate Governance Committee", the boards of directors of the New Mountain Finance Entities have identified certain desired attributes for director nominees. Each of the directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of the directors and the director nominees also have sufficient time available to devote to the affairs of the New Mountain Finance Entities, are able to work with the other members of the boards of directors and contribute to the success of the New Mountain Finance Entities and can represent the long-term interests of the New Mountain Finance Entities' stockholders or unit holders, as applicable, as a whole. The New Mountain Finance Entities' directors and the director nominees have been selected such that the boards of directors represent a range of backgrounds and experience.

        Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the New Mountain Finance Entities, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of each of the New Mountain Finance Entities, in light of their business and structure.

        The business address of the nominees and the directors listed below is 787 Seventh Avenue, 48th Floor, New York, New York 10019.

 Nominees for Director

Nominees for Class II Director—Term Expiring 2016

        Mr. Hamwee is an "interested person" of the New Mountain Finance Entities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") due to his position as the President and Chief Executive Officer of the New Mountain Finance Entities.

Name, Address and Age(1)	Position(s) Held with the New Mountain Finance Entities	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Robert A. Hamwee, 42	Chief Executive Officer, President and Director of all New Mountain Finance Entities.	Class II Director of all New Mountain Finance Entities since 2010; Term expires 2013.	Chief Executive Officer of NMFC since July 2010; Chief Executive Officer of NMF Holdings since September 2010; President of NMFC and NMF Holdings since March 2011; Chief Executive Officer and President of AIV Holdings since May 2011; Managing Director of New Mountain Capital, L.L.C. since 2008; and a Senior Executive of GSC Group Inc. (institutional investment manager of alternative assets) from 1999 to 2008.	None.

        Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of the business and operations of the New Mountain Finance Entities, provides the boards of directors' valuable industry- and company-specific knowledge and expertise.

        Mr. Hurley is not an "interested person" of the New Mountain Finance Entities as defined in the 1940 Act.

Independent Director
Alfred F. Hurley, Jr., 58	Director of all New Mountain Finance Entities.	Class II Director of all New Mountain Finance Entities since 2010; Term expires 2013.	Vice Chairman at Emigrant Bank and Emigrant Bancorp (collectively, the "Bank") from 2007 and 2009, respectively to December 2012 and is now a consultant to the Bank. Served as Acting Chief Risk Officer and Chairman of the Bank's Credit and Risk Management Committee until January 2012; Chief Executive Officer of M. Safra & Co., a private money management firm, from 2004 to 2007.	None.

        Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to the boards of directors of the New Mountain Finance Entities. This background positions Mr. Hurley well to serve as a director of the New Mountain Finance Entities.

Current Directors

Class I Directors—Term Expiring 2015

        Mr. Ogens is not an "interested person" of the New Mountain Finance Entities as defined in 1940 Act.

Name, Address and Age(1)	Position(s) Held With the New Mountain Finance Entities	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
David Ogens, 58	Director of all New Mountain Finance Entities.	Class I Director of NMFC and NMF Holdings since 2010; Class I Director of AIV Holdings since 2011; Term expires 2015.	President and Director of Med Inc. since 2011. Senior Managing Director and Head of Investment Banking at Leerink Swann LLC, a specialized healthcare investment bank from 2005 to 2009.	Director of Med Inc. (a company that provides complex rehabilitation services to patients with serious muscular/neuro diseases) since 2011; Director of Apptis, Inc. (private government information technology services firm) since 2005; and Director of Iron Bow Technologies (a commercial and federal information technology provider) since 2011.

        Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to the New Mountain Finance Entities' boards of directors. This background positions Mr. Ogens well to serve as a director of the New Mountain Finance Entities.

        Mr. Weinstein is an "interested person" of the New Mountain Finance Entities as defined in 1940 Act due to his positions as Chief Administrative Officer and Executive Vice President of the New Mountain Finance Entities.

Name, Address and Age(1)	Position(s) Held With the New Mountain Finance Entities	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Adam B. Weinstein, 34	Director of all New Mountain Finance Entities.	Class I Director of NMFC, NMF Holdings and AIV Holdings since 2012; Term expires 2015.	Chief Administrative Officer and Executive Vice President of the New Mountain Finance Entities since January 2013; Chief Financial Officer and Treasurer of the New Mountain Finance Entities from July 2010 to January 2013. Managing Director and Co-Chief Financial Officer along with other various roles of New Mountain Capital, L.L.C. since 2005.	None.

        Mr. Weinstein brings his industry-specific expertise and background in accounting to the New Mountain Finance Entities' boards of directors. This background positions Mr. Weinstein well to serve as a director of the New Mountain Finance Entities.

Class III Directors—Term Expiring 2014

        Mr. Klinsky is an "interested person" of the New Mountain Finance Entities as defined in the 1940 Act due to his position as the Founder and Chief Executive Officer of New Mountain Capital, L.L.C. since its inception in 1999.

Name, Address and Age(1)	Position(s) Held with the New Mountain Finance Entities	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Steven B. Klinsky, 56	Chairman of the boards of directors of all New Mountain Finance Entities.	Class III Director of all New Mountain Finance Entities since 2010; Term expires 2014.	Founder and Chief Executive Officer of New Mountain Capital, L.L.C. (private equity firm) from its inception in 1999 to present.	Director of Gary Klinsky Children Centers (after school program) since 1993; Director of Private Equity Growth Capital Council since 2012; Director of Victory Education Partners (education management) since 1999; Director SNL Financial LC (financial data and analysis provider) since 2011; Director of Avantor Performing Materials Holding, Inc. (high purity laboratory chemicals) since 2011; Director of SymphonyIRI Group Holdings, Inc. (market research and predictive analytics) since 2011; Director Overland Solutions, Inc. (insurance services) since 2003; Director of RedPrairie Holding, Inc. (software) from 2010 to 2012; Director of Deltek (software) from 2005 to 2012; Director of Inmar, Inc. (third party logistics) from 2007 to 2012; Director of Oakleaf Global Holdings, Inc. (waste management) from 2007 to 2011; Director of Connextions, Inc. (healthcare services) from 2006 to 2011; Director of Apptis, Inc. (information technology contracting) from 2003 to 2011; Director of MailSouth, Inc. (shared mail) from 2005 to 2010; Director of National Medical Health Card Systems, Inc. (pharmacy benefits management) from 2004 to 2008.

        From his experience as an executive or director of public and private companies of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the boards of directors. Mr. Klinsky's intimate knowledge of the business and operations of the New Mountain Finance Entities, as the Founder and Chief Executive Officer of New Mountain Capital, L.L.C. and his experience as a board member or chairman of other publicly-held companies, positions him well to serve as the chairman of the New Mountain Finance Entities' boards of directors.

        Mr. Wolfgruber is not an "interested person" of the New Mountain Finance Entities as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) Held with the New Mountain Finance Entities	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
Kurt J. Wolfgruber, 62	Director of all New Mountain Finance Entities.	Class III Director of NMFC and NMF Holdings since 2010; Class III Director or AIV Holdings since 2011; Term expires 2014.	Private investor; President of OppenheimerFunds, Inc. (investment management) from 2007 to 2009; Executive Vice President and Chief Investment Officer of OppenheimerFunds, Inc. from 2003 to 2007; Senior Investment Officer and Director of Domestic Equities of OppenheimerFunds, Inc. from 2000 to 2003.	None.

        Mr. Wolfgruber brings experience in portfolio management and his abilities as a chartered financial analyst to the board of directors of the New Mountain Finance Entities. This background positions Mr. Wolfgruber well to serve as a director of the New Mountain Finance Entities.

Independent Director
David R. Malpass, 56	Director of all New Mountain Finance Entities.	Class III Director of NMFC, NMF Holdings and AIV Holdings since 2012; Term expires 2014.	Private investor; President of Encima Global (global finance and economic research consulting firm) from 2008 to present; Chief Economist for Bear Stearns (financial institution) from 1993 to 2008.	Economic Club of New York (non-profit for promoting the study and discussion of social, economic and political questions).

Mr. Malpass brings his experience in global economics and research to the board of directors of the New Mountain Finance Entities. This background positions Mr. Malpass well to serve as a director of the New Mountain Finance Entities.

(1)
The business address of the director nominees and other directors and executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Information about Executive Officers Who Are Not Directors

        The following information, as of the Record Date, pertains to the executive officers who are not directors or nominees for election as directors of the New Mountain Finance Entities.

Name, Address, and Age(1)	Position(s) Held with Registrants	Principal Occupation(s) During Past 5 Years
Paula A. Bosco, 39	Chief Compliance Officer, Chief Regulatory Counsel and Secretary	Chief Compliance Officer and Secretary of NMFC and NMF Holdings since 2010 and AIV Holdings since 2011; Chief Regulatory Counsel, of New Mountain Capital, L.L.C. (private equity firm) and the New Mountain Entities since February 2013; Managing Director and Chief Compliance Officer of New Mountain Capital, L.L.C. since 2009. Chief Compliance Officer for Lehman Brothers Inc. (advisory) (global financial services firm) from 2007 to 2009. Senior Vice President and Assistant Director of International and Investment Advisory Service Compliance at Citigroup Global Markets, Inc. (global financial advisory firm) from 2005 to 2007.
David M. Cordova, 31	Chief Financial Officer and Treasurer

Chief Financial Officer and Treasurer of the New Mountain Finance Entities since 2013. BDC Finance Director of the New Mountain Finance Entities since 2012. Manager of Financial Reporting of Starwood Property Trust, Inc. (real estate investment trust) from 2010 to 2012. Held various positions at Ernst & Young's (accounting firm) Audit and Assurance practice from 2005 to 2010.

John R. Kline, 37	Chief Operating Officer and Executive Vice President

Chief Operating Officer and Executive Vice President of the New Mountain Finance Entities since 2013; Managing Director of New Mountain Capital, L.L.C. (advisory) (private equity firm) since 2008. Investment Analyst at GSC Group (investment firm) from 2001 to 2008.

(1)
The business address of the executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Director Independence

        In accordance with rules of the NYSE, the New Mountain Finance Entities' boards of directors annually determine each director's independence. We do not consider a director independent unless the boards of directors have determined that he has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

        Our governance guidelines, which are available on the New Mountain Finance Entities' website at http://www.newmountainfinance.com, require any director who has previously been determined to be independent to inform the chairman of the boards of directors, the chairman of the nominating and corporate governance committees and the corporate secretary of any change in circumstance that may cause his status as an independent director to change. The boards of directors limit membership on the audit committees, the valuation committees, the nominating and corporate governance committees and the compensation committees to independent directors. In order to evaluate the materiality of any such relationship, the boards of directors use the definition of director independence set forth in the corporate governance listing standards promulgated by the NYSE.

        The boards of directors have determined that each of the directors and the director nominees are independent and has no relationship with us, except as a director and stockholder of NMFC, with the exception of Steven B. Klinsky, as a result of his positions as founder and chief executive officer of New Mountain Capital, L.L.C., Robert A. Hamwee, as a result of his positions as chief executive officer and president of the New Mountain Finance Entities and Adam B. Weinstein, as a result of his positions as chief administrative officer and executive vice president of the New Mountain Finance Entities.

Board Leadership Structure

        The New Mountain Finance Entities' boards of directors monitor and perform an oversight role with respect to the New Mountain Finance Entities' businesses and affairs, compliance with regulatory requirements and the services, expenses and performance of service providers to the New Mountain Finance Entities. Among other things, the New Mountain Finance Entities' boards of directors approve the appointment of the Administrator and officers, review and monitor the services and activities performed by the Administrator and officers and approve the engagement, and review the performance of, the New Mountain Finance Entities' independent public accounting firm.

        Under the New Mountain Finance Entities' bylaws, the New Mountain Finance Entities' boards of directors may designate a chairman to preside over the meetings of the boards of directors and meetings of the stockholders/unit holders and to perform such other duties as may be assigned to him by the boards of directors. The New Mountain Finance Entities do not have a fixed policy as to whether the chairman of the boards should be an independent director and believe that they should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the New Mountain Finance Entities and their stockholders/unit holders at such times.

        Mr. Klinsky currently serves as the chairman of the New Mountain Finance Entities' boards of directors. Mr. Klinsky is an "interested person" of the New Mountain Finance Entities as defined in Section 2(a)(19) of the 1940 Act because he is the Founder and Chief Executive Officer of New Mountain Capital, L.L.C., serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. The New Mountain Finance Entities believe that Mr. Klinsky's history with New Mountain Capital, L.L.C., familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of the New Mountain Finance Entities' boards of directors. The New Mountain Finance Entities believe that, at present, they are best served through this leadership structure, as Mr. Klinsky's relationship with the Investment Adviser and New Mountain Capital, L.L.C., provides an effective bridge and encourages an open dialogue between the New Mountain Finance Entities' management and their boards of directors, ensuring that all groups act with a common purpose.

        The New Mountain Finance Entities' boards of directors do not currently have a designated lead independent director. The New Mountain Finance Entities are aware of the potential conflicts that may arise when a non-independent director is chairman of the boards of directors, but believe these potential conflicts are offset by their strong corporate governance policies. The New Mountain Finance Entities' corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management over which the Chairman of the Audit Committee presides, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering the New Mountain Finance Entities' compliance policies and procedures.

        The New Mountain Finance Entities recognize that different board leadership structures are appropriate for companies in different situations. The New Mountain Finance Entities intend to re-examine their corporate governance policies on an ongoing basis to ensure that they continue to meet their needs.

 Boards of Directors' Role In Risk Oversight

        The New Mountain Finance Entities' boards of directors perform their risk oversight function primarily through (1) their four standing committees which report to the boards of directors, each of which are comprised solely of independent directors and (2) active monitoring by the New Mountain Finance Entities' chief compliance officer and their compliance policies and procedures. In addition, the New Mountain Finance Entities' boards of directors rely on the risk oversight function of NMF Holdings' board of directors.

        The New Mountain Finance Entities' audit committees and nominating and corporate governance committees assist their boards of directors in fulfilling their risk oversight responsibilities. The audit committees' risk oversight responsibilities include overseeing the New Mountain Finance Entities' accounting and financial reporting processes, their systems of internal controls regarding finance and accounting, and audits of the New Mountain Entities' financial statements, including the independence of the New Mountain Finance Entities' independent auditors. The nominating and corporate governance committees' risk oversight responsibilities include selecting, researching and nominating directors for election by the New Mountain Finance Entities' stockholders/unit holders, developing and recommending to the boards of directors a set of corporate governance principles and overseeing the evaluation of the boards of directors and the New Mountain Finance Entities' management. The valuation committees are responsible for making recommendations in accordance with the valuation policies and procedures adopted by the boards of directors of the New Mountain Finance Entities, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the boards of directors of the New Mountain Finance Entities, reporting any deficiencies or violations of such valuation policies to the boards of directors on at least a quarterly basis and reviewing other matters that the boards of directors or the valuation committees deem appropriate.

        The New Mountain Finance Entities' boards of directors perform their risk oversight responsibilities with the assistance of the chief compliance officer. The boards of directors quarterly review a written report from the chief compliance officer discussing the adequacy and effectiveness of the New Mountain Finance Entities' compliance policies and procedures and their service providers. The chief compliance officer's quarterly report addresses at a minimum:

  •
  the operation of the New Mountain Finance Entities' compliance policies and procedures and their service providers since the last report;

  •
  any material changes to these policies and procedures since the last report;

  •
  any recommendations for material changes to these policies and procedures as a result of the chief compliance officer's annual review; and

  •
  any compliance matter that has occurred since the date of the last report about which the boards of directors would reasonably need to know to oversee the New Mountain Finance Entities' compliance activities and risks.

        In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

        The New Mountain Finance Entities believe that their boards of directors' role in risk oversight is effective, and appropriate given the extensive regulation to which they are subject as business development companies. The New Mountain Finance Entities are required to comply with certain regulatory requirements that control the levels of risk in the New Mountain Finance Entities' businesses and operations. Since NMFC and AIV Holdings have no assets other than their ownership of units of NMF Holdings and have no material long-term liabilities, NMFC and AIV Holdings look to the assets of NMF Holdings for purposes of satisfying these requirements. For example, the NMF

Holdings' ability to incur indebtedness is limited because its asset coverage must equal at least 200.0% immediately after it incurs indebtedness, NMF Holdings generally has to invest at least 70.0% of its total assets in "qualifying assets" and is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

        The New Mountain Finance Entities recognize that different boards of director roles in risk oversight are appropriate for companies in different situations. The New Mountain Finance Entities intend to re-examine the manners in which the boards of directors administer their oversight function on an ongoing basis to ensure that they continue to meet the New Mountain Finance Entities' needs.

Committees of the Boards of Directors

        The New Mountain Finance Entities' boards of directors have each established an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee. The members of each committee have been appointed by the boards of directors of the New Mountain Finance Entities and serve until their successor is elected and qualifies, unless they are removed or resign. During 2012, the boards of directors of the New Mountain Finance Entities held eight boards of directors meetings, five audit committee meetings, five nominating and corporate governance committee meetings, two compensation committee meetings and eight valuation committee meetings. All directors attended at least 75.0% of the aggregate number of meetings of the boards of directors and of the respective committees of each of the New Mountain Finance Entities on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of the New Mountain Finance Entities' stockholders/unit holders.

Audit Committees

        The audit committees operate pursuant to charters approved by the New Mountain Finance Entities' boards of directors, copies of which are available on the New Mountain Finance Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the audit committees. The audit committees are responsible for recommending the selection of, engagement of and discharge of the New Mountain Finance Entities' independent auditors, reviewing the plans, scope and results of the audit engagement with the independent auditors, approving professional services provided by the independent auditors (including compensation therefore), reviewing the independence of the independent auditors and reviewing the adequacy of the New Mountain Finance Entities' internal controls over financial reporting. The members of the audit committees are Alfred F. Hurley, Jr., David Ogens, David R. Malpass and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Finance Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt J. Wolfgruber serves as the chairman of the audit committees, and the New Mountain Finance Entities' boards of directors have determined that Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber are "audit committee financial experts" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committees

        The nominating and corporate governance committees operate pursuant to charters approved by the New Mountain Finance Entities' boards of directors, copies of which are available on the New Mountain Finance Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the nominating and corporate governance committees. The nominating and corporate governance committees are responsible for determining criteria for service on the boards of directors identifying, researching and nominating directors for election by the New Mountain Finance Entities'

stockholders/unit holders, selecting nominees to fill vacancies on the New Mountain Finance Entities' boards of directors or committees of the boards of directors, developing and recommending to the boards of directors a set of corporate governance principles and overseeing the self-evaluation of the boards of directors and their committees and evaluation of the New Mountain Finance Entities' management. The nominating and corporate governance committees consider nominees properly recommended by the New Mountain Finance Entities' stockholders/unit holders. The members of the nominating and corporate governance committees are Alfred F. Hurley, Jr., David Ogens, David R. Malpass and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Finance Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committees.

        The nominating and corporate governance committees seek candidates who possess the background, skills and expertise to make a significant contribution to the boards of directors, the New Mountain Finance Entities and their stockholders/unit holders. In considering possible candidates for election as a director, the nominating and corporate governance committees take into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of the New Mountain Finance Entities;

  •
  are able to work with the other members of the boards of directors and contribute to the success of the New Mountain Finance Entities;

  •
  can represent the long-term interests of the New Mountain Finance Entities' stockholders/unit holders as a whole; and

  •
  are selected such that the boards of directors represent a range of backgrounds and experience.

        The nominating and corporate governance committees have not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committees consider and discuss diversity, among other factors, with a view toward the needs of the boards of directors as a whole. The nominating and corporate governance committees generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the boards of directors, when identifying and recommending director nominees. The nominating and corporate governance committees believe that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committees' goal of creating boards of directors that best serve the needs of the New Mountain Finance Entities and the interest of their stockholders/unit holders.

Compensation Committees

        The compensation committees operate pursuant to charters approved by the New Mountain Finance Entities' boards of directors, copies of which are available on the New Mountain Finance Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the compensation committees. The compensation committees are responsible for periodically reviewing director compensation and recommending any appropriate changes to the boards of directors. In addition, although the New Mountain Finance Entities do not directly compensate their executive officers currently, to the extent that it does so in the future, the compensation committees would also be responsible for reviewing and evaluating their compensation and making recommendations to the boards of directors regarding their compensation. Lastly, the compensation committees would produce a report on the New Mountain Finance Entities' executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the boards of directors on the New Mountain Finance Entities' executive compensation practices and policies. The compensation committees have the authority to engage compensation consultants, although they do not currently do so, and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committees. The compensation committees are composed of Alfred F. Hurley, Jr., David Ogens, David R. Malpass and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Finance Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as chairman of the compensation committees.

Valuation Committees

        The valuation committees operate pursuant to charters approved by the New Mountain Finance Entities' boards of directors, copies of which are available on the New Mountain Finance Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the valuation committees. The valuation committees are responsible for making recommendations in accordance with the valuation policies and procedures adopted by the boards of directors of the New Mountain Finance Entities, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the boards of directors of the New Mountain Finance Entities and reporting any deficiencies or violations of such valuation policies to the boards of directors on at least a quarterly basis, and reviewing other matters that the boards of directors or the valuation committees deem appropriate. The valuation committees are composed of Alfred F. Hurley, Jr., David Ogens, David R. Malpass and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Finance Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. David Ogens serves as chairman of the valuation committees.

Communication with the Board of Directors

        Stockholders/unit holders and all other interested parties with questions about the New Mountain Finance Entities are encouraged to contact the New Mountain Finance Entities via the "Contact Us" page on the New Mountain Finance Entities' website at http://www.newmountainfinance.com. However, if stockholders/unit holders believe that their questions have not been addressed, they may communicate with the New Mountain Finance Entities' boards of directors by sending their communications to New Mountain Finance Corporation, c/o Paula A. Bosco, Corporate Secretary, 787 Seventh Avenue, 48th Floor, New York, New York 10019. All stockholder/unit holder communications received in this manner will be delivered to one or more members of the boards of directors.

 Code of Ethics

        The New Mountain Finance Entities have adopted a code of ethics which applies to, among others, their senior officers, including their Chief Executive Officer and their Chief Financial Officer, as well as every officer, director and employee of the New Mountain Finance Entities. The New Mountain Finance Entities code of ethics can be accessed via their website at http://www.newmountainfinance.com. The New Mountain Finance Entities intend to disclose amendments to or waivers from a required provision of the code of ethics on Form 8-K.

Compensation of Directors

        The following table sets forth the compensation of the New Mountain Finance Entities' directors for the year ended December 31, 2012.

Name	Fees Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Steven B. Klinsky	—	—	—
Robert A. Hamwee	—	—	—
Adam B. Weinstein(3)	—	—	—
Adam B. Collins(4)	—	—	—
Independent Directors
David Ogens	$96,000	—	$96,000
Alfred F. Hurley, Jr.	$91,250	—	$91,250
Kurt J. Wolfgruber	$96,500	—	$96,500
David R. Malpass(3)	$64,417	—	$64,417
Daniel Hébert(4)	$—	—	$—

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors

(3)
Messrs. Malpass and Weinstein joined the boards of directors as of July 31, 2012.

(4)
Messrs. Collins and Hébert resigned from the boards of directors as of March 7, 2012.

        The independent directors of the New Mountain Finance Entities receive an annual retainer fee of $75,000 and further receive a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. In addition, the chairman of the audit committees receive an annual retainer of $7,500, while the chairman of the valuation committees, the chairman of the compensation committees and the chairman of the nominating and corporate governance committees receive annual retainers of $5,000, $1,000 and $1,000, respectively. All fees payable to the New Mountain Finance Entities' directors are paid by NMF Holdings. No compensation is paid to directors who are interested persons of the New Mountain Finance Entities as defined in the 1940 Act.

Compensation of Executive Officers

        None of the New Mountain Finance Entities' executive officers receive direct compensation from the New Mountain Finance Entities. The New Mountain Finance Entities do not engage any compensation consultants. The compensation of the principals and other investment professionals of the Investment Adviser is paid by the Investment Adviser. Compensation paid to the New Mountain

Finance Entities' chief financial officer and chief compliance officer is set by the Administrator and is subject to reimbursement by NMF Holdings of the allocable portion of such compensation for services rendered to the New Mountain Finance Entities.

Indemnification Agreements

        NMFC and NMF Holdings have entered into indemnification agreements with their respective directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that NMFC or NMF Holdings, as applicable, shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act. Any amounts owing by NMFC to any Indemnitee pursuant to the indemnification agreements will be payable by NMF Holdings.

Certain Relationships and Transactions

        Together, NMFC and AIV Holdings own all the outstanding units of NMF Holdings. As of the Record Date, NMFC and AIV Holdings owned approximately 60.0% and 40.0%, respectively, of the units of NMF Holdings.

        NMF Holdings has entered into an Investment Advisory and Management Agreement with the Investment Adviser. Pursuant to the Investment Advisory and Management Agreement, payments will be equal to (a) a base management fee of 1.75% of the value of NMF Holdings' gross assets and (b) an incentive fee based on NMF Holdings' performance. Steven B. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Advisory and Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Advisory and Management Agreement. In addition, the New Mountain Finance Entities' executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the New Mountain Finance Entities do or of investment funds managed by the New Mountain Finance Entities' affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of NMF Holdings, NMFC or NMFC's stockholders.

        Although NMF Holdings is currently New Mountain Capital, L.L.C.'s only vehicle focused primarily on investing in first and second lien debt, unsecured notes and mezzanine securities, in the future, the principals of the Investment Adviser and/or New Mountain Capital, L.L.C. employees that provide services pursuant to the Investment Advisory and Management Agreement may manage other funds which may from time to time have overlapping investment objectives with NMF Holdings' and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by NMF Holdings. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to NMF Holdings and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that NMF Holdings may not be given the opportunity to participate in certain investments made by investment funds managed by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over NMF Holdings. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment. Alternatively, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that NMF Holdings should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

        The New Mountain Finance Entities have entered into an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator. The Administrator arranges office space for the New Mountain Finance Entities and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. NMF Holdings reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the New Mountain Finance Entities under the Administration Agreement, including rent, the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of the New Mountain Finance Entities' chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, and further restricted by NMF Holdings, expenses payable to the Administrator by NMF Holdings as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) has been capped at $3.5 million for the time period from April 1, 2012 to March 31, 2013.

        The New Mountain Finance Entities, the Investment Adviser and the Administrator, have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant each of the New Mountain Finance Entities, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the New Mountain and the New Mountain Finance names. Under the Trademark License Agreement, as amended, subject to certain conditions, NMFC, NMF Holdings, AIV Holdings, the Investment Adviser and the Administrator, will have a right to use the New Mountain and the New Mountain Finance names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of NMF Holdings. Other than with respect to this limited license, NMFC, NMF Holdings, AIV Holdings, the Investment Adviser and the Administrator, will have no legal right to the New Mountain and the New Mountain Finance names.

        NMFC and AIV Holdings have entered into joinder agreements with respect to the Amended and Restated Limited Liability Company Agreement, as amended, of NMF Holdings pursuant to which NMFC and AIV Holdings were admitted as members of the NMF Holdings. Concurrently with the closing of NMFC's initial public offering, NMFC sold 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital, L.L.C. in a separate private placement at the initial public offering price per share.

        NMFC entered into a Registration Rights Agreement with AIV Holdings, Steven B. Klinsky (the Chairman of our boards of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, AIV Holdings and the Investment Adviser have the right to require NMFC to register for public resale under the Securities Act of 1933, as amended, all registerable securities that are held by any of them and that they request to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued or issuable in exchange for units and any other shares of NMFC's common stock held by AIV Holdings, the Investment Adviser and any of their transferees. The rights under the Registration Rights Agreement can be conditionally exercised by AIV Holdings or the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, AIV Holdings or the Investment Adviser can withdraw their request to have the shares registered. AIV Holdings and the Investment Adviser may each assign their rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky (and a related entity) will have the right to "piggyback", or include his own registrable securities in such a registration.

        Holders of registerable securities have "piggyback" registration rights, including AIV Holdings, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. AIV Holdings, the Investment

Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

        AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NFMC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

        In the ordinary course of business, NMF Holdings may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that NMF Holdings does not engage in any prohibited transactions with any persons affiliated with NMF Holdings, NMF Holdings has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the proposed portfolio investment, NMF Holdings, companies controlled by NMF Holdings and its employees and directors. NMF Holdings will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, NMF Holdings has taken appropriate actions to seek board review and approval or exemptive relief for such transaction. NMF Holdings' board of directors reviews these procedures on a quarterly basis.

        The New Mountain Finance Entities have each adopted a Code of Ethics which applies to, among others, their senior officers, including their respective chief executive officer and chief financial officer, as well as all of their officers, directors and employees. The New Mountain Finance Entities' Codes of Ethics require that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and the New Mountain Finance Entities' interests.

        In October 2012, NMF Holdings entered into an agreement with North Sea Partners, L.P. ("North Sea") to assist in identifying counterparty investment opportunities for NMF Holdings. Mr. Daniel Hébert, a former director of NMF Holdings, is managing director of North Sea and has joint primary responsibility for carrying out and delivering such services to NMF Holdings on behalf of North Sea.

Board Consideration of the Investment Advisory and Management Agreement

        NMF Holdings' board of directors determined at an in-person meeting held on February 23, 2012, to approve the Amended and Restated Investment Advisory and Management Agreement between NMF Holdings and the Investment Adviser. In its consideration of the approval of the Amended and Restated Investment Advisory and Management Agreement, the board of directors of NMF Holdings focused on information it had received relating to, among other things:

  •
  the nature, quality and extent of the advisory and other services to be provided to NMF Holdings by the Investment Adviser;

  •
  comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

  •
  NMF Holdings' projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

  •
  any existing and potential sources of indirect income to the Investment Adviser or the Administrator from their relationships with NMF Holdings and the profitability of those relationships, including through the Amended and Restated Investment Advisory and Management Agreement and the Administration Agreement;

  •
  information about the services to be performed and the personnel performing such services under the Amended and Restated Investment Advisory and Management Agreement;

  •
  the organizational capability and financial condition of the Investment Adviser and its affiliates;

  •
  the Investment Adviser's practices regarding the selection and compensation of brokers that may execute NMF Holdings' portfolio transactions and the brokers' provision of brokerage and research services to the Investment Adviser; and

  •
  the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

        Based on the information reviewed and the discussions, the board of directors of NMF Holdings, including a majority of the non-interested directors, concluded that fees payable to the Investment Adviser pursuant to the Amended and Restated Investment Advisory and Management Agreement were reasonable in relation to the services to be provided. The board of directors of NMF Holdings did not assign relative weights to the above factors or the other factors considered by it. In addition, the board of directors of NMF Holdings did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the board of directors of NMF Holdings may have given different weights to different factors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Pursuant to Section 16(a) of the Exchange Act, the New Mountain Finance Entities' directors and executive officers, and any persons holding more than 10.0% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the New Mountain Finance Entities. Specific due dates for those reports have been established, and the New Mountain Finance Entities are required to report herein any failure to file such reports by those due dates. Based solely upon review of Forms 3, 4 and 5 (and amendments thereto) furnished to the New Mountain Finance Entities during or in respect of the year ended December 31, 2012 and written representations from certain reporting persons, we believe that the following director of the New Mountain Finance Entities inadvertently failed to file on a timely basis certain reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2012: Robert Hamwee. Mr. Hamwee filed one late Form 4 involving one transaction. We have no knowledge of a failure of Mr. Hamwee to file a report required under Section 16(a) of the Exchange Act. We believe that all other Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater shareholders were satisfied in a timely manner during the year ended December 31, 2012.

Independent Registered Public Accounting Firm

        The Audit Committees and the independent directors of the boards of directors of the New Mountain Finance Entities have selected Deloitte & Touche LLP to serve as the independent registered public accounting firm for the New Mountain Finance Entities for the fiscal year ending December 31, 2013.

        Deloitte & Touche LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the New Mountain Finance Entities or their affiliates. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

 Table below in thousands

	Year Ended December 31, 2012	Year Ended December 31, 2011
Audit Fees	$541.3	$460.8
Audit-Related Fees	102.7	45.0
Tax Fees	288.0	170.0
All Other Fees	—	19.8

Total Fees:	$932.0	$695.6

        Audit Fees:    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and quarterly reviews and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings.

        Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees". These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

        Tax Services Fees:    Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

        All Other Fees:    Other fees would include fees for products and services other than the services reported above.

AUDIT COMMITTEES REPORT

        The audit committees of the respective boards of directors operate under a written charter adopted by their respective boards of directors. The audit committees are currently composed of Messrs. Hurley, Malpass, Ogens and Wolfgruber.

        Management is responsible for the New Mountain Finance Entities' internal controls and the financial reporting process. The New Mountain Finance Entities' independent registered public accounting firm is responsible for performing an independent audit of the New Mountain Finance Entities' financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The audit committees' responsibility is to monitor and oversee these processes. The audit committees are also directly responsible for the appointment, compensation and oversight of the New Mountain Finance Entities' independent registered public accounting firm.

Pre-Approval Policy

        The audit committees have established a pre-approval policy that describes the permitted audit, audit-related, consulting services and other services to be provided by Deloitte & Touche LLP, the New Mountain Finance Entities' independent registered public accounting firm. The policy requires that the audit committees pre-approve the audit, non-audit and consulting services performed by the independent auditors in order to assure that the provision of such service does not impair the auditors' independence.

        Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committees for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committees. However, the audit committees may delegate pre-approval authority to one or more of their members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committees at their next scheduled meeting. The audit committees do not delegate their responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

        The audit committees have reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committees that the New Mountain Finance Entities' financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

        The audit committees have discussed with Deloitte & Touche LLP, the New Mountain Finance Entities' independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 114 (The Auditor's Communication with those charged with Governance). The audit committees receive and review the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with the auditors the auditors' independence. The audit committees have also considered the compatibility of non-audit services with the auditors' independence.

 Conclusion

        Based on the audit committees' discussions with management and the independent registered public accounting firm, the audit committees' review of the audited financial statements, the representations of management and the reports of the independent registered public accounting firm to the audit committees, the audit committees recommend that the boards of directors include the audited financial statements in the New Mountain Finance Entities' Joint Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC. The audit committees also recommend the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the year ending December 31, 2013.

THE AUDIT COMMITTEES Kurt J. Wolfgruber, Chair Alfred F. Hurley, Jr. David R. Malpass David Ogens

        The material contained in the foregoing Audit Committees Report is not "soliciting material", is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of any of the New Mountain Finance Entities under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

 OTHER BUSINESS

Submission of Stockholder Proposals

        The New Mountain Finance Entities expect that the 2014 Meeting of Stockholders will be held in May 2014, but the exact date, time, and location of such meeting have yet to be determined. A stockholder or unit holder who intends to present a proposal at that annual meeting must submit the proposal in writing to the New Mountain Finance Entities at their address of 787 Seventh Avenue, 48th Floor, New York, New York 10019, and the New Mountain Finance Entities must receive the proposal no later than December 3, 2013, in order for the proposal to be considered for inclusion in the New Mountain Finance Entities' proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the New Mountain Finance Entities proxy statement or presentation at the meeting.

        For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the New Mountain Finance Entities receive notice of the proposal before the close of business on February 16, 2014 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on February 16, 2014.

        Notices of intention to present proposals at the 2014 annual meeting should be addressed to Paula A. Bosco, Corporate Secretary, 787 Seventh Avenue, 48th Floor, New York, New York 10019. The New Mountain Finance Entities reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

        The New Mountain Finance Entities' audit committees have established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the New Mountain Finance Entities' chief compliance officer. Persons who are uncomfortable submitting complaints to the chief compliance officer, including complaints involving the chief compliance officer, may submit complaints directly to the New Mountain Finance Entities' audit committee chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.

        The Chief Compliance Officer may be contacted at:

  Paula A. Bosco
  Chief Compliance Officer
  New Mountain Finance
  787 Seventh Avenue
  48th Floor
  New York, New York 10019

        The Audit Committee Chair may be contacted at:

  Kurt J. Wolfgruber
  Audit Committee Chair
  New Mountain Finance
  787 Seventh Avenue
  48th Floor
  New York, New York 10019

Other Business

        The boards of directors of the New Mountain Finance Entities do not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the boards of directors of the New Mountain Finance Entities, no matters may properly be brought before the Annual Meeting except as specified in the Notices of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholders. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that you may be represented at the Annual Meeting.

Annual Reports

        When available, the New Mountain Finance Entities will furnish, without charge, copies of the New Mountain Finance Entities' Joint Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, to an investor upon request directed to New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, NY 10019, Attention: Investor Relations or by telephone at (212) 720-0300. There reports are also available at no cost through the New Mountain Finance Entities' website at http://www.newmountainfinance.com or through the SEC's EDGAR database at http://www.sec.gov.

        You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card(s) in the enclosed postage-paid envelope, or to vote by telephone or through the internet.

By Order of the Boards of Directors
Paula A. Bosco Corporate Secretary

New York, New York
April 2, 2013

PRIVACY NOTICE

        Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our shareholders and prospective and former shareholders. These policies apply to shareholders of New Mountain Finance Corporation and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of our Investment Adviser.  It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

        We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

        If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer at (212) 655-0024.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NEW MOUNTAIN FINANCE CORPORATION

FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 6, 2013

The undersigned stockholder of New Mountain Finance Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Robert Hamwee, Adam Weinstein, David Cordova and Paula Bosco, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Sutherland, Asbill & Brennan, LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036 on May 6, 2013, at 9:30 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposal 1, and in the discretion of the proxies with respect to matters described in Proposal 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS

NEW MOUNTAIN FINANCE CORPORATION

MAY 6, 2013

VOTE BY INTERNET - www.voteproxy.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-PROXIES or 1-718-921-8500

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

WITHHOLD

1. The election of the following persons (except as marked to the contrary) as directors, who will each serve as a director of New Mountain Finance Corporation and New Mountain Finance Holdings, L.L.C. until 2016, or until their successors are duly elected and qualify.

	FOR	AUTHORITY

Nominees:

1. Robert A. Hamwee	☐	☐

2. Alfred F. Hurley, Jr.	☐	☐

2. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

FOR THE ANNUAL MEETING OF UNIT HOLDERS

MAY 6, 2013

The undersigned unit holder of New Mountain Finance Holdings, L.L.C. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Unit Holders of the Company and hereby appoints Robert Hamwee, Adam Weinstein, David Cordova and Paula Bosco, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the membership units of the Company which the undersigned is entitled to vote at the Annual Meeting of Unit Holders of the Company to be held at the offices of Sutherland, Asbill & Brennan, LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036 on May 6, 2013, at 9:30 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposal 1, and in the discretion of the proxies with respect to matters described in Proposal 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF UNIT HOLDERS

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

MAY 6, 2013

VOTE BY INTERNET - www.voteproxy.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-PROXIES or 1-718-921-8500

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

WITHHOLD

1. The election of the following persons (except as marked to the contrary) as directors, who will each serve as a director of New Mountain Finance Holdings, L.L.C. until 2016, or until their successors are duly elected and qualify.

	FOR	AUTHORITY

Nominees:

1. Robert A. Hamwee	☐	☐

2. Alfred F. Hurley, Jr.	☐	☐

2. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION

FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 6, 2013

The undersigned stockholder of New Mountain Finance AIV Holdings Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Robert Hamwee, Adam Weinstein, David Cordova and Paula Bosco, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at offices of Sutherland, Asbill & Brennan, LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036 on May 6, 2013, at 9:30 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposal 1, and in the discretion of the proxies with respect to matters described in Proposal 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS

NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION

MAY 6, 2013

VOTE BY INTERNET - www.voteproxy.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-PROXIES or 1-718-921-8500

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

WITHHOLD

1. The election of the following persons (except as marked to the contrary) as directors, who will each serve as a director of New Mountain Finance AIV Holdings Corporation and New Mountain Finance Holdings, L.L.C. until 2016, or until their successors are duly elected and qualify.

	FOR	AUTHORITY

Nominees:

1. Robert A. Hamwee	☐	☐

2. Alfred F. Hurley, Jr.	☐	☐

2. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY